DSM LARGE CAP GROWTH FUND Institutional Class Ticker Symbol: DSMLX
Summary Prospectus
August 31, 2009 (as supplemented January 26, 2010)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.dsmfunds.com.  You may also obtain this information at no cost by calling 1-877-862-9555 or by sending an e-mail request to fulfillment@dsmcapital.com.  The Fund's Prospectus and Statement of Additional Information, both dated August 31, 2009, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Institutional Class
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses(1)	1.20%
Total Annual Fund Operating Expenses	2.20%
Fee Waiver/Expense Reimbursement(2)	-1.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%
(1) Other expenses are based on estimated customary Fund expenses for the current fiscal year.
(2)     The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.10% for the Institutional Class through October 31, 2011.  To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this expense cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the expense cap.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation).  Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	1 Year	3 Years
Institutional Class	$112	$582

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
Permissible Securities.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.  The Fund currently defines a “large cap company” as one that has a market capitalization of more than $5 billion.  The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations outside the defined large-cap level at the time of purchase.  The Fund may also invest up to 20% of its assets in equity securities of foreign companies through American Depositary Receipts or similar securities.  The Fund’s portfolio generally will contain 25-35 stocks.  The Fund is a non-diversified Fund and, may from time to time, have a significant exposure to one or more issuers, industries or sectors of the economy.

Management Process.  The Advisor manages using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon.  This means that the Advisor identifies companies, one-by-one, which exhibit certain quality characteristics.  For instance, the Advisor selects companies that have growing businesses with solid fundamentals, attractive profitability, and successful managements.  Companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than the average S&P 500® business.  Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals.  The Advisor generally sells a stock when its projected future return becomes unattractive relative to the rest of the portfolio.

Principal Risks
There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:
•	The stock market declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated;
•
Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, may be more prone to global economic risks, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion;

•	Growth-oriented funds may underperform when value investing is in favor;
•
Foreign securities involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions;

•	A non-diversified fund may hold a significant percentage of its assets in the securities of one company, and therefore it may be more sensitive to market changes than a diversified fund;
•
Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors; and

•	The Advisor’s investment strategy does not achieve the Fund’s objective or the Advisor does not implement the strategy properly.
•	Changes in government regulations may adversely affect the value of a security.

•	As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance
Because the Fund is new, it does not have any performance history.  Once the Fund has been in operation for a full calendar year, it will provide performance information.  Quarterly performance information will be available on the Fund’s website at www.dsmfunds.com.

Management
Investment Advisor	Portfolio Managers
DSM Capital Partners LLC	Daniel Strickberger Co-Chief Investment Officer of the Advisor since 2001 Managed the Fund since inception in 2009	Stephen Memishian, CFA Co-Chief Investment Officer of the Advisor since 2001 Managed the Fund since inception in 2009

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (DSM Large Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-877-862-9555.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.
Account Types	To Open Your Account	To Add To Your Account
Standard, Traditional and Roth IRA Accounts	$100,000	$25,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

DSM LARGE CAP GROWTH FUND Institutional Class Ticker Symbol: DSMLX